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                                 EXHIBIT 23(B)
                                 -------------

                         Consent of Arthur Andersen LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated July 15, 1998 included in National Data Corporation's Annual Report on Form 10-K for the year ending May 31, 1998 and to all references to our Firm included in or made a part of this registration statement.



                                        /s/ Arthur Andersen LLP

Atlanta, Georgia
November 17, 1998